________________________________________________________

EXHIBIT 1A-13

TESTING THE WATERS

________________________________________________________

1A-13-1

1A-13-2

1A-13-3

1A-13-4

1A-13-5

1A-13-6

1A-13-7

1A-13-8

1A-13-9

1A-13-10

1A-13-11

1A-13-12

1A-13-13

1A-13-14

1A-13-15

1A-13-16

1A-13-17

1A-13-18

1A-13-19

1A-13-20

Testing the Waters

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from hello@rhove.com.

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Disclosures

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from

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Disclosures

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from hello@rhove.com.

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Disclosures >

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has

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This is just an indication of interest.
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Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from hello@rhove.com.

Next

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Which payment method do you prefer?

Wire Transfer

Bitcoin

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from hello@rhove.com.

Next

4:25

Which payment method do you prefer?

ACH

Recommended

Debit Card

Credit Card

Wire Transfer

Bitcoin

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase

Next

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Be the First to Invest

You've indicated interest to invest and will be alerted if this property becomes available. In the meantime, get your investor profile prepared to be the first to invest.

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from hello@rhove.com.

Get Started

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Be the First to Invest

You've indicated interest to invest and will be alerted if this property becomes available. In the meantime, get your investor profile prepared to be the first to invest.

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any

Get Started

Skip for Now

Testing the Waters

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from hello@rhove.com.

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This is a Limited Offering subject to Terms and Conditions. User and referring user must have fully complete profiles, including complete and approved KYC/AML information, a connected

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Disclosures

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from https://www.sec.gov/edgar/searchedgar/companysearch.html.

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Disclosures

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent

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Disclosures

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from https://www.sec.gov/edgar/searchedgar/companysearch.html.

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Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from hello@rhove.com.

*Joining the waitlist is merely an indication of interest. No money or other consideration is being solicited or will be accepted. No offer to buy any securities can be accepted and no part of any purchase price can be received until our offering statement is qualified by the Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance, which cannot be given until after the qualification date. Your indication of interest involves no obligation or commitment of any kind.

*Subject to terms and conditions. User and referring users must have fully completed profiles, including complete and approved KYC/AML information, a connected bank account, and a banking relationship with Roost Enterprises Inc. through their banking affiliate. Referral credits may be redeemed solely for equity investment into assets listed on the Rhove platform, and total referral credits may not exceed 1% each individual offering. Credits available for redemption while supplies last on select offerings.

Testing the Waters

Rhove Real Estate 1, LLC is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from hello@rhove.com.

Rewards

This is a Limited Offering subject to Terms and Conditions. User and referring user must have fully complete profiles, including complete and approved KYC/AML information, a connected bank account, and a banking relationship with

rhove

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EARN UP TO $100 WHEN YOU SHARE

When your friend creates a Rhove profile using your unique link (below), **each of you earns $5 to invest*** in the places you love. Track your referrals in the Rhove app and earn cash to invest alongside your friends.

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Roost Enterprises Inc., dba Rhove is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from hello@rhove.com

Joining the waitlist is merely an indication of interest. No money or other consideration is being solicited or will be accepted. No offer to buy any securities can be accepted and no part of any purchase price can be received until our offering statement is qualified by the Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance, which cannot be given until after the qualification date. Your indication of interest involves no obligation or commitment of any kind.

*Subject to terms and conditions. User and referring users must have fully completed profiles, including complete and approved KYC/AML information, a connected bank account, and a banking relationship with Roost Enterprises Inc. through their banking affiliate. Referral credits may be redeemed solely for equity investment into assets listed on the Rhove platform, and total referral credits may not exceed 1% each individual offering. Credits available for redemption while supplies last on select offerings.



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AS SEEN IN FAST COMPANY · BUSINESS INSIDER · Forbes · Investor

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Own The Places You Love

Invest in individual, commercial real estate assets. Diversify while getting the benefits of equity ownership—all while funding projects you care about.

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Avenue Lofts
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AS SEEN IN FAST COMPANY · BUSINESS INSIDER · Forbes · National Real Estate Investor

WHY RHOVE?

Own The Places You Love

Invest in individual, commercial real estate assets. Diversify while getting the benefits of equity ownership—all while funding projects you care about.

Remove Barriers to Ownership

Invest for as little as $1 per share with no lock-up periods. No minimum income required to participate. Just equitable access and opportunity. The way ownership should be.

Join The Community

Connect with other investors and sponsors. Follow real estate professionals, see who is investing in projects and join conversations. Build a portfolio and your community.


Invest

Illustrative of the experience and not an actual investment



The Top 7 Cities to Watch for Multifamily CRE Investing
We believe these are the best multifamily commercial real estate markets to invest in right now—plus, others to look out for.
Read More →



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Everything you need to know about Decentralized Finance
Read More →



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Rhove is revolutionizing the way we think about real estate, investing, and ownership.
Read More →

SPONSORS
GET CAPITAL AND COMMUNITY

Engage the People
Elevate your brand by supporting a growing network of mainstreet investors.

No Hassle
Rhove invests as a single entity. No additional fees or complicated cap tables.

Get Capital
Raise money to build, acquire, or recapitalize assets.

Raise with Rhove

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Gravity is a force for the creation of unique communities that bring like-minded people, programs and physical spaces together.

The result is a collective consciousness that positively impacts the world at large.

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Brett Kaufman

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INVEST IN REAL ESTATE

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jslemp@rhove.com | Get Early Access

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EARN UP TO $100 WHEN YOU SHARE

https://rhove.com?kid=1C657T

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AS SEEN IN FAST COMPANY BUSINESS INSIDER Forbes Investor

WHY RHOVE?

Own The Places You Love

Invest in individual, commercial real estate assets. Diversify while getting the benefits of equity ownership—all while funding projects you care about.

Remove Barriers to Ownership

Invest for as little as $1 per share with no lock-up periods. No minimum income required to participate. Just equitable access and opportunity. The way ownership should be.

Join The Community

Connect with other investors and sponsors. Follow real estate professionals, see who is investing in projects and join conversations. Build a portfolio and your community.


Avenue Lofts
1632 Edgewater Dr
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GET CAPITAL AND COMMUNITY

Engage the People
Elevate your brand by supporting a growing network of mainstreet investors.

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Rhove invests as a single entity. No additional fees or complicated cap tables.

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Raise money to build, acquire, or recapitalize assets.

Raise with Rhove


WE NEED A CHANGE

BUILD COMMUNITY

At Rhove we're providing investment opportunities to the everyday person that are traditionally reserved for the wealthy. Be one of the first on our platform.

Enter your email | Get Early Access


rhove

GET RHOVE

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INVEST IN REAL ESTATE

Democracy is strongest when everyone has ownership. Rhove empowers you to invest in the places you love and build a new kind of community.

Be among the first to invest:

kmack@discreetaf.com | Get Early Access

Already registered? Refer a friend



EARN UP TO $100 WHEN YOU SHARE

https://rhove.com?kid=1H30B8

Copy Your Unique Link

Track your referrals and connect with friends in the Rhove app.

AS SEEN IN: Fast Company, Business Insider, Forbes, Investor

WHY RHOVE?

Own The Places You Love

Invest in individual, commercial real estate assets. Diversify while getting the benefits of equity ownership—all while funding projects you care about.

Remove Barriers to Ownership

Invest for as little as $1 per share with no lock-up periods. No minimum income required to participate. Just equitable access and opportunity. The way ownership should be.

Join The Community

Connect with other investors and sponsors. Follow real estate professionals, see who is investing in projects and join conversations. Build a portfolio and your community.



Choose how much to invest
Invest

Illustrative of the experience and not an actual investment



The Top 7 Cities to Watch for Multifamily CRE Investing

We believe these are the best multifamily commercial real estate markets to invest in right now—plus, others to look out for.

Read More →



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Everything you need to know about Decentralized Finance.

Read More →



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Rhove is revolutionizing the way we think about real estate, investing, and ownership.

Read More →

SPONSORS
GET CAPITAL AND COMMUNITY

Engage the People

Elevate your brand by supporting a growing network of mainstreet investors.

No Hassle

Rhove invests as a single entity. No additional fees or complicated cap tables.

Get Capital

Raise money to build, acquire, or recapitalize assets.

Raise with Rhove



WE NEED A CHANGE

BUILD COMMUNITY

At Rhove we're providing investment opportunities to the everyday person that are traditionally reserved for the wealthy. Be one of the first on our platform.

Enter your email | Get Early Access



GET RHOVE

Experience a new kind of ownership

Download on the App Store

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